Exhibit 99.1

SUPPORT AGREEMENT

This Support Agreement, dated as of June 10, 2020 (this “Agreement”), is made and entered into by and among CFIP Goldfish Holdings LLC, a Delaware limited liability company (“Parent”), CFIP Goldfish Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the stockholder named in Part A of Exhibit A (the “Stockholder”, and, together with Parent and Merger Sub, the “Parties”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and Finjan Holdings, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for (i) Merger Sub to commence the Offer and (ii) following the consummation of the Offer, the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned Subsidiary of Parent, in each case, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Stockholder Beneficially Owns such number of shares of common stock, par value $0.0001 per share, of the Company set forth in Part B of Exhibit A (the “Existing Common Shares”); and

WHEREAS, as a material condition and inducement to Parent and Merger Sub’s willingness to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Parties agree as follows:

Article I
Definitions and interpretations

Section 1.1            Defined Terms. As used in this Agreement, the following terms have the following meanings:

“Beneficially Own” means, with regard to any securities, having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act. Similar terms such as “Beneficial Ownership” and “Beneficial Owner” have the corresponding meanings.

“Covered Company Shares” means, with respect to Stockholder, (a) any Existing Common Shares Beneficially Owned by Stockholder and (b) any Company Common Stock of which Stockholder has Beneficial Ownership after the date hereof, including pursuant to any exercise or settlement of any Company Warrant or Company Stock Award.

“Transfer” means any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or granting of any other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, or the entry into any contract or understanding with respect to any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or granting of any other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, including, with respect to any capital stock or interests in capital stock, the entry into any swap or any contract, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, contract, transaction or series of transactions is to be settled by delivery of Company securities, in cash or otherwise.

Section 1.2            Interpretations.

(a)           Each capitalized term used but not defined in this Agreement has the meaning given to it in the Merger Agreement.

(b)          Where a reference in this Agreement is made to a Section or Exhibit such reference will be to a Section of or Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America.

Article II
TENDER AGREEMENT

Section 2.1            Agreement to Tender.

(a)           Stockholder hereby agrees (i) to promptly (and, in any event, not later than five (5) Business Days after commencement of the Offer) validly tender or cause to be validly and irrevocably tendered in the Offer any and all of Stockholder’s Covered Company Shares and (ii) if Stockholder acquires any additional Covered Company Shares after the fifth (5th) Business Day following the commencement of the Offer, to validly tender or cause to be validly and irrevocably tendered into the Offer all of Stockholder’s additional Covered Company Shares, in each case, pursuant to and in accordance with the terms of the Offer and free and clear of all Liens (other than Liens resulting from securities Laws).

(b)           Stockholder further agrees that, once any of Stockholder’s Covered Company Shares are tendered, Stockholder will not withdraw, and not cause to be withdrawn, such Covered Company Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 6.1. In the event this Agreement has been validly terminated in accordance with Section 6.1, Merger Sub shall, and Parent shall cause Merger Sub to, promptly return to Stockholder all Covered Company Shares which Stockholder tendered in the Offer. At all times commencing with the date hereof and continuing until the valid termination of this Agreement in accordance with its terms, Stockholder shall not tender any of Stockholder’s Covered Company Shares into any tender or exchange offer commenced by a Person other than Parent, Merger Sub or any other Subsidiary of Parent.

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(c)           Stockholder further agrees that, from the date hereof until the termination of the Merger Agreement in accordance with its terms, Stockholder will not, and if Company Covered Shares are held by a nominee for Stockholder shall cause the holder of record of any Covered Company Shares not to, (x) tender such Person’s Company Covered Shares in connection with any Alternative Proposal or (y) vote (or cause to be voted), any of such Person’s Company Covered Shares as of the record date for any meeting of the stockholders of the Company, or in any other circumstance in which the vote or other approval of the stockholders of the Company is sought as to a matter described in any of clauses (i) through (iii) below:

(i)                 for any Alternative Proposal or any proposal relating to an Alternative Proposal;

(ii)               for any Alternative Acquisition Agreement;

(iii)              for any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any Company Subsidiary (other than the Merger Agreement and the transactions contemplated thereby); or

(iv)              agree or to commit to take any the foregoing action or publicly support any of the foregoing.

Section 2.2            Agreement to Vote. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally agrees that, until the termination of this Agreement in accordance with its terms, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, Stockholder shall appear at each such meeting or otherwise cause all Company Covered Shares to be counted as present thereat for purposes of calculating a quorum and shall, in each case to the fullest extent that Stockholder’s Covered Company Shares are entitled to vote thereon, vote against (a) any action or agreement that would reasonably be expected to prevent or nullify any provision of this Agreement or result in the failure of any of the offer conditions in Annex I of the Merger Agreement to be satisfied; (b) any Alternative Proposal; (c) any change in membership of the Company Board that is not recommended or approved by the Company Board; and (d) any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with or prevent the consummation of the Offer or the Merger or the other transactions contemplated by the Merger Agreement, including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger); (y) any sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, Intellectual Property Rights) of the Company or any reorganization, recapitalization, dissolution, winding up or liquidation of the Company; or (z) any change in the present capitalization of the Company or any amendment or other change in the Company’s organizational documents.

Article III
OTHER COVENANTS

Section 3.1            Support. Stockholder shall use its reasonable best efforts to provide complete and accurate information to, and as reasonably requested by, Parent, Merger Sub, the Company or any Governmental Entity or other Person in connection with the making of any filings to or with, or obtaining any consent of, any Governmental Entity with respect to the Merger Agreement, the Offer or the Merger.

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Section 3.2            Litigation. Stockholder agrees not to, and to cause each of its Affiliates not to, commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any action, suit, claim, charge, litigation, arbitration or proceeding against the Company or any of their respective directors or officers related to the Offer, the Merger Agreement or the Merger, including any such action, suit, claim, charge, litigation, arbitration or proceeding (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement; provided that the foregoing shall not limit any and all actions taken by Stockholder in response to any claims commenced against Stockholder.

Section 3.3            Stock Dividends, Distributions, Etc. In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the shares of Company Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Existing Common Shares,” and “Covered Company Shares” shall be deemed to refer to and include all such stock dividends and distributions and any Company securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 3.4            Lock-Up. Stockholder hereby covenants and agrees that from the date hereof until the termination of the Merger Agreement in accordance with its terms, Stockholder will not (a) Transfer any Covered Company Shares; (b) enter into any Contract with respect to any Transfer of any Company Covered Shares, or any right or interest therein (or consent to any of the foregoing); (c) create or permit to exist any Lien on any Covered Company Shares (other than Liens resulting from securities Laws); (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any Company Covered Shares; (e) deposit or permit the deposit of any Company Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Company Covered Shares; or (f) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or materially impeding Stockholder from performing its obligations under this Agreement. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Company Covered Shares on the books of the Company in violation of this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of its Covered Company Shares to any Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Covered Company Shares or any interest in any of such Covered Company Shares is Transferred shall have executed and delivered to Parent and Merger Sub a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement.

Section 3.5            Appraisal Rights. Stockholder hereby irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

Section 3.6            Disclosure. Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law (provided that, other than in the case of an amendment to a Schedule 13D or 13G that discloses this Agreement, reasonable notice of any such disclosure will be provided to Parent). Stockholder consents to and hereby authorizes Parent, the Company and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, including, without limitation, Schedule TO and Schedule 14D-9, and any press release or other disclosure document that Parent, the Company or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any of the other transactions contemplated by the Merger Agreement, in each case regarding Stockholder’s identity and ownership of the Company Covered Shares, the existence of this Agreement, the nature of Stockholder’s commitments and obligations under this Agreement and any other information that Parent or the Company reasonably determines is required to be disclosed by Law, and Stockholder acknowledges that Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. Stockholder agrees to promptly give Parent any information it may reasonably request for the preparation of any such disclosure documents, and Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

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Section 3.7            Notices of Certain Events. Stockholder shall promptly notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of Stockholder set forth in Article IV.

Section 3.8            No Solicitation. Stockholder, solely in its capacity as a stockholder of the Company, shall not, and shall cause its Representatives not to, directly or indirectly, (a) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of providing information or taking any other action) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or could reasonably be expected to lead to any Alternative Proposal, (b) directly or indirectly engage in, enter into or participate in any discussions or negotiations with any Person regarding, or furnish to any Person any information or afford access to the business, properties, assets, books or records of the Company to, or take any other action to assist, knowingly facilitate or knowingly encourage any effort by any Person, in each case in connection with or in response to any inquiry, offer or proposal that constitutes, or could reasonably be expected to lead to any Alternative Proposal, (c) enter into any agreement in principle, letter of intent, term sheet, merger agreement, purchase agreement, acquisition agreement, option agreement or other similar instrument relating to an Alternative Proposal, (d) knowingly encourage or recommend any other holder of Company Common Stock to vote against the Merger or to not tender shares of Company Common Stock into the Offer or (e) resolve or agree to do any of the foregoing. Stockholder shall, and shall direct and cause its Representatives to, immediately cease and cause to be terminated all solicitations, discussions or negotiations regarding any inquiry, proposal or offer with any Person or groups that may be ongoing with respect to any Alternative Proposal or potential Alternative Proposal or that could reasonably be expected to lead to an Alternative Proposal.

Section 3.9            Spousal Consent. If Stockholder is a married individual and any of the Company Covered Shares may constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent and Merger Sub, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit B.

Article IV
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent and Merger Sub as to itself as follows:

Section 4.1            Qualification and Organization. If Stockholder is not an individual, Stockholder is duly organized, validly existing and in good standing under the Laws of the state of its incorporation, formation or organization, as applicable, and Stockholder has all requisite entity power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement. If Stockholder is not an individual, Stockholder is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement.

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Section 4.2            Authority Relative to this Agreement; No Violation.

(a)            If Stockholder is not an individual, the consummation of the transactions contemplated hereby are within Stockholder’s entity powers and Stockholder has been duly authorized by all necessary entity actions on the part of Stockholder, and Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) (the “Enforceability Exceptions”). If Stockholder is a married individual, and any of the Company Covered Shares of Stockholder may constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, such approval has been duly given by Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, this Agreement is enforceable against Stockholder’s spouse in accordance with its terms, subject to the Enforceability Exceptions.

(b)           No authorization, consent, order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Entity is necessary, under applicable Law, for the execution and delivery of this Agreement by Stockholder, nor the consummation by Stockholder of the transactions contemplated by this Agreement.

(c)           The execution and delivery by Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) (A) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, acceleration or put right of any material obligation or to the loss of a material benefit under any contract or agreement to which Stockholder is a party or (B) result in the creation of any Liens upon any of the properties or assets of Stockholder, (ii) if Stockholder is not an individual, conflict with or result in any violation of any provision of the organizational documents, in each case as amended or restated, of Stockholder or (iii) conflict with or violate any applicable Law or judgment, other than, in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement.

Section 4.3            Ownership of Shares. Stockholder Beneficially Owns, owns of record, and has good and marketable title to, the Existing Common Shares, free and clear of any Liens, and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer or otherwise dispose of the Existing Common Shares) other than this Agreement and any limitations or restrictions imposed under applicable securities Laws. The Existing Common Shares and the Company Stock Options, Company Warrants and Company RSUs set forth in Part B of Exhibit A constitute all of the shares of Company Common Stock and options, warrants, rights or securities convertible, exchangeable or exercisable therefor or other instrument, obligation or right the value of which is based on any of the foregoing Beneficially Owned by Stockholder.

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Section 4.4            Investigation; Litigation. To the knowledge of Stockholder, (a) there is no investigation or review pending or threatened by any Governmental Entity, (b) there are no actions, suits, claims, charges, litigation, arbitrations or proceedings pending or threatened by or before any Governmental Entity against Stockholder or any of its properties or assets and (c) there are no laws, executive orders, rulings, injunctions or other orders of any Governmental Entity outstanding binding on Stockholder or any of its respective properties or assets, in each case, that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement.

Section 4.5            Merger Agreement. Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon, and Parent and Merger Sub would not enter into the Merger Agreement without, Stockholder’s execution, delivery and performance of this Agreement.

Section 4.6            Stockholder Has Adequate Information. Stockholder is a sophisticated seller with respect to the Covered Company Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding tendering the Covered Company Shares in the Offer and has independently and without reliance upon the Parent or Merger Sub, and based on such information as Stockholder has deemed appropriate, performed its own analysis and made its own decision to enter into this Agreement.

Section 4.7            No Fees. Stockholder has not engaged the services of any agent, broker, investment banker, finder, firm or other Person acting on behalf of Stockholder in connection with the transactions contemplated by this Agreement which would be entitled to any advisory, commission or broker’s or finder’s fee or similar fee or commission or reimbursement of expenses from Stockholder in connection with this Agreement or the transactions contemplated by this Agreement.

Article V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub, jointly and severally, represent and warrant to Stockholder as follows:

Section 5.1            Qualification and Organization. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the state of its incorporation, formation or organization, as applicable. Each of Parent and Merger Sub has all requisite entity power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such entity’s ability to perform and comply with its covenants and agreements under this Agreement.

Section 5.2            Binding Agreement. Each of Parent and Merger Sub has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, and, assuming due and valid authorization, execution and delivery of this Agreement by Stockholder, is enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions and subject to the discretion of any Governmental Entity before which any action, suit, claim, charge, litigation, arbitration or proceeding seeking enforcement may be brought.

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Article VI
TERMINATION

Section 6.1            Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the delivery of written notice of termination by Stockholder to Parent and Merger Sub following any amendment, modification, change or waiver to any provision of the Merger Agreement that decreases the amount or changes the form of the Merger Consideration (other than adjustments in accordance with the terms of the Merger Agreement) and (c) the Effective Time. In the event of any such termination of this Agreement, the obligations of the Parties under this Agreement shall terminate and there shall be no liability on the part of any Party with respect to this Agreement; provided, however, that (x) this Article VI and Article VII shall survive any such termination and each remain in full force and effect and (y) no Party shall be relieved or released from any liability or damages arising from a breach of any provision of this Agreement arising prior to such termination.

Article VII
MISCELLANEOUS

Section 7.1            Non-Survival of Representations and Warranties. None of the representations, warranties or covenants in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Acceptance Time, except that this Section 7.1 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Acceptance Time, which shall survive to the extent expressly provided for herein.

Section 7.2            No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership, or incidence of ownership, of or with respect to any Covered Company Shares. Except as otherwise provided in this Agreement, all rights, ownership and economic benefits of and relating to the Covered Company Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority to direct Stockholder in the voting or disposition of any of the Covered Company Shares.

Section 7.3            Amendment; Waiver. Subject to applicable Laws, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by the Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective.

Section 7.4            Entire Agreement; Counterparts, Electronic delivery or signature. This Agreement (including the exhibits hereto) constitutes the entire agreement of the Parties, and supersedes all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof and, except as otherwise expressly provided herein or therein, are not intended to confer upon any other Person any rights or remedies hereunder or thereunder. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. An executed copy of this Agreement delivered by facsimile, electronic mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement. The words “executed,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable Law, including any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

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Section 7.5            Governing Law; Venue; Waiver of Jury Trial; Specific Performance.

(a)           This Agreement and all proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub or Stockholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b)           Each of the Parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the state courts of the State of Delaware, or any federal court sitting in the State of Delaware, in the event any dispute arises out of or concerns this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the state courts of the State of Delaware, or any federal court sitting in the State of Delaware, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to this Agreement and (v) agrees that each of the other Parties shall have the right to bring any proceeding for enforcement of a judgment entered by the state courts of the State of Delaware or any federal court sitting in the State of Delaware. Each of Parent, Merger Sub and Stockholder agrees that a final judgment in any proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(c)            Each Party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 7.5(b) in any such proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 7.8. However, the foregoing shall not limit the right of a Party to effect service of process on the other Party by any other legally available method.

Section 7.6            WAIVER OF JURY TRIAL.(a) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OFFER, THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7.6.

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Section 7.7            Specific Performance. The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the Parties shall be entitled to an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy at law or in equity. The Parties further agree not to assert that a remedy of injunctive relief, specific performance or other equitable relief is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the Parties hereby waives (a) any defenses in any action for injunctive relief, specific performance or other equitable relief, including the defense that a remedy at law would be adequate, and (b) any requirement under law to post a bond or other security as a prerequisite to obtaining such relief.

Section 7.8            Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally prior to 5:00 PM (Eastern Time) on that day and otherwise on the next Business Day; (b) on the date sent if sent by electronic mail prior to 5:00 PM (Eastern Time) on that day and otherwise on the next Business Day; (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier; or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid; provided, in each case of (a) through (d) that any notice given or deemed given on any day that is not a Business Day shall be deemed to have been given on the next Business Day. All notices hereunder shall be delivered to the addresses set forth or as specified below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

if to Stockholder, as specified in Part A of Exhibit A,

if to Parent or Merger Sub, to:
c/o Fortress Investment Group LLC
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Email: gc.credit@fortress.com
Attention: General Counsel – Credit Funds

with a copy to:
c/o Fortress Investment Group LLC
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Email: elevy@fortress.com
Attention: Erez Levy

with a copy (which shall not constitute notice) to:
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Email: akirmayer@sidley.com
Attention: Asi Kirmayer

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Section 7.9            Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.

Section 7.10          Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party or such Party waives its rights under this Section 7.10 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 7.11          No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and each of the Parties agree that this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights, benefits or remedies of any nature whatsoever hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 7.12          Construction. The Parties have participated jointly in negotiating and drafting this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 7.13          Exhibit. The Exhibits to this Agreement are hereby incorporated and made a part of this Agreement and are an integral part of this Agreement.

Section 7.14          Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring or required to incur such expenses.

Section 7.15          Stockholder Capacity. Stockholder is executing and entering into this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in Stockholder’s capacity as a director, officer, employee, agent or consultant of the Company. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in the capacity as a director or officer of the Company shall be deemed to constitute a breach of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

CFIP GOLDFISH HOLDINGS LLC

By:
Name:
Title:

CFIP GOLDFISH MERGER SUB INC.

By:
Name:
Title:

[Signature page to Support Agreement]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

STOCKHOLDER:

By:[_______________]

By:
Name:
Title:

[Signature page to Support Agreement]

EXHIBIT A

PART A: STOCKHOLDER DETAILS

Name of Stockholder	Stockholder Notice Details
[__________]	[__________] Email: [__________] Attention: [__________] with a copy (which shall not constitute notice) to: [__________] Email: [__________] Attention: [__________]

PART B: STOCKHOLDER HOLDINGS

Number of Existing Common Shares	Number of Company Stock Options	Number of Company Warrants	Number of Company RSUs
[__________]	[__________]	[__________]	[__________]

EXHIBIT B

CONSENT OF SPOUSE

In consideration of the execution of that certain Support Agreement, (the “Support Agreement”), dated as of June 10, 2020 by and among [●] (“Stockholder”), CFIP Goldfish Holdings LLC, a Delaware limited liability company (“Parent”), CFIP Goldfish Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), I, the undersigned, spouse of [●], have been given a copy of, and have had an opportunity to review, the Support Agreement and clearly understand the provisions contained therein.

[The remainder of this page is intentionally left blank.]

I hereby approve the Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Support Agreement. I agree to be bound by and accept the provisions of the Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Covered Company Shares (as defined in the Support Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Support Agreement.

Name:

Date: